Exhibit 99.6

Viasystems/DDi Merger

Talking Points for Managers to Employees

Talking Points distributed to Viasystems’ managers to communicate the news of the DDi merger to all employees.

•	Viasystems announced that it has signed a definitive agreement to acquire DDi Corp., a North American leader in quick-turn and complex PCB engineering and manufacturing services

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DDi brings leading North American quick-turn capabilities, diversified customer base and emphasis in the military and aerospace market. DDi also brings improved quick-turn manufacturing capabilities in the U.S. as well as the high-volume Asian market. This merger will increase our global footprint – providing customers with complex printed circuit board production, including quick-turn and prototyping capabilities in North America and focusing on high-volume customers in Asia

•	Combining capabilities from Viasystems and DDi will better address demand for global quick turn PCB prototyping

•	DDi’s strong and growing market position in the in the military and aerospace segment provides significant growth opportunities within a highly fragmented market with high barriers to entry

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The combined company’s PCB manufacturing and engineering capabilities will provide us a competitive edge, allowing us to leverage our global reach and quick-turn capabilities while providing meaningful customer diversification and cost synergies

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Viasystems and DDi are complementary companies – and the proposed acquisition will be good for our business and gives us a more comprehensive industry foothold – building a strong future for the employees of the combined company

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Together, the combined operation will have approximately $1.3 billion of revenue, making it one of the largest publicly traded PCB manufacturers in the United States by revenue — with 15,650 employees primarily in North America and Asia. It also makes us one of the top-10 manufacturers in our $50 billion industry.

•	As for next steps – in general, the merger needs to be approved by DDi shareholders. We anticipate it will be completed in the late 2Q / early 3Q of this year

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While we don’t know all of the specifics of the impact the transaction will have on our headcount or other aspects of the business, we expect the impact to our employees will be minimal. I can also tell you that our leadership will be taking a close look at both companies and determining the best way to bring our operations together – and we will share information with us along the way.

•	For now, it’s business as usual. Our customers are our top priority and we should all stay focused on serving them in the exceptional way to which they have become accustomed.

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Please ask questions if you have them – and visit the Intranet site for more information throughout the merger. We’ll do our best to address questions and concerns there – and your supervisor is always available to provide answers as well.

Forward-Looking Statements:

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of Viasystems and DDi separately and as a combined entity; the timing and consummation of the proposed merger transaction; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Viasystems and DDi regarding future events and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Neither Viasystems nor DDi undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Actual results may differ materially from those expressed or implied. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the anticipated time period; the risk that the businesses will not be integrated successfully; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions), developments beyond the companies’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of Viasystems, Inc. for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (“SEC”) on February 15, 2012, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of DDi for the year ended December 31, 2011, which was filed with the SEC on February 17, 2012, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website, www.sec.gov.

Additional Information and Where to Find It

DDi Corp. intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with Viasystems Group, Inc.. The definitive proxy statement will be sent or given to the stockholders of DDi and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by DDi with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement by contacting DDi by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by telephone at (714) 688-7200.

Participants in the Solicitation

DDi and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DDi stockholders in connection with the proposed merger. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012 and in its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 15, 2012. These documents can be obtained free of charge by visiting the SEC’s web site at www.sec.gov, by mailing Viasystems at 101 South Hanley Road, St. Louis, MO 63105, Attention: Investor Relations Department or by visiting Viasystems’ corporate web site at www.Viasystems.com. Information about DDi’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov, and from DDi by telephone at (714) 688-7200, or by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by going to DDi’s annual meeting website atwww.ddiglobal.com/annualmeeting. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that DDi intends to file with the SEC.

U.S. Internal Revenue Service (IRS) Circular 230 Notice: To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the U.S. Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.